SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

FRANKLIN BANK CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-505I8 (Commission File Number)	11-3626383 (I.R.S. Employer Identification No.)

9800 Richmond Avenue, Suite 680	Houston, Texas 77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (713) 339-8900

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
S I G N A T U R E
Summary of Audit Committee Chair 2005 and 2006 Arrangement

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On May 4, 2005, the Compensation Committee approved the compensation arrangement for the Chair of the Bank's Audit Committee. This arrangement has been summarized and attached hereto as an exhibit.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

     Exhibit 10.1           Summary of Audit Committee Chair 2005 and 2006 Arrangement.

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.
Dated: May 10, 2005	By:	/s/ Russell McCann
Russell McCann
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 10.1	Summary of Audit Committee Chair 2005 and 2006 Arrangement.